UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 6, 2006
                Date of Report (Date of earliest event reported)

                              PUBLIC STORAGE, INC.
             (Exact name of registrant as specified in its charter)


      California                       1-8389                     95-3551121
     (State or other            (Commission File Number)        (IRS Employer
 jurisdiction of incorporation)                              Identification No.)


   701 Western Avenue, Glendale, California                     91201-2349
   (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (818) 244-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

MERGER AGREEMENT

On March 6, 2006, Public Storage, Inc. ("Public Storage") entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 6, 2006, by and among Shurgard Storage Centers, Inc. ("Shurgard"), Public Storage and ASKL Sub LLC ("ASKL"), a Delaware limited liability company and subsidiary of Public Storage. The Merger Agreement contemplates a merger (the "Merger") whereby Shurgard will be merged with and into ASKL, each outstanding share of common stock of Shurgard will be converted into the right to receive 0.82 of a fully paid and nonassessable share of Public Storage common stock, each outstanding share of Series C Preferred Stock and Series D Preferred Stock of Shurgard is expected to be redeemed in accordance with its respective terms, and Public Storage will assume approximately $1.8 billion of Shurgard debt. Holders of Shurgard's stock options, restricted stock units and shares of restricted stock will receive, subject to adjustments, options exercisable for shares of Public Storage common stock, restricted stock units and restricted shares of Public Storage common stock, respectively.

The Merger Agreement has been approved by the Board of Directors of both Public Storage and Shurgard. The Merger is subject to Shurgard's shareholders approving the merger, to Public Storage's shareholders approving the issuance of shares of Public Storage stock to be used as merger consideration and other customary closing conditions.

Shurgard has made certain representations and warranties in the Merger Agreement to Public Storage and ASKL, and Shurgard has agreed to certain covenants, including, among others, subject to certain exceptions to permit Shurgard's Board of Directors to comply with its fiduciary duties, an obligation not to solicit, negotiate, provide information in furtherance of, approve, recommend or enter into an Acquisition Proposal (as defined in the Merger Agreement).

The Merger Agreement contains representations and warranties that the parties have made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

VOTING AGREEMENT

In connection with the execution of the Merger Agreement, Charles K. Barbo entered into a Voting Agreement, dated as of March 6, 2006 (the "Shurgard Voting Agreement"), with Public Storage, pursuant to which, among other things, Mr. Barbo agreed to vote all of his shares of

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Shurgard common stock, representing approximately 3% of outstanding shares, in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement. The Shurgard Voting Agreement will terminate upon the earlier to occur of (i) the effective time of the Merger and (ii) the termination of the Merger Agreement.

In addition, Shurgard entered into a Stockholders Voting Agreement, dated as of March 6, 2006 (the "Public Storage Voting Agreement" and together with the Shurgard Voting Agreement, the "Voting Agreements"), with certain shareholders of Public Storage. Pursuant to the Public Storage Voting Agreement, such shareholders agreed, among other things, to vote all of their shares of Public Storage common stock, representing approximately 35% of outstanding shares in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement. The Public Storage Voting Agreement will terminate upon the earlier to occur of (i) the effective time of the Merger and (ii) the termination of the Merger Agreement.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements. A copy of the Shurgard Voting Agreement is filed as Exhibit
10.1 hereto and is incorporated herein by reference. For similar reasons discussed above with respect to the representations and warranties contained in the Merger Agreement, no person should rely on the representations and warranties of the Voting Agreement as statements of factual information.

ITEM 8.01  OTHER ITEMS

PRESS RELEASE

On March 7, 2006, Public Storage, Inc. issued a joint press release related to these matters. A copy of such joint press release is furnished as Exhibit 99.1 hereto.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the proposed merger such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "expects," "believes," "will," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Public Storage, Inc., Shurgard Storage Centers, Inc. and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, difficulties encountered in integrating the companies, approval of the transaction by the shareholders of the companies, the satisfaction of closing conditions to the transaction, inability to realize the expected synergies, unanticipated operating costs and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained

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herein are included in each company's filings with the Securities and Exchange
Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Public Storage and Shurgard expect to file a joint proxy statement/prospectus as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBLIC STORAGE AND SHURGARD AND THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus if and when they become available and other documents filed by Public Storage and Shurgard with the SEC at the SEC's website at www.sec.gov. The definitive joint proxy statement/prospectus and other relevant documents if and when they become available may also be obtained free of charge from Public Storage or Shurgard by directing such request to: Public Storage, Inc., 701 Western Avenue, Glendale, CA 91201-2349, Attention: Investor Relations or Shurgard Storage Centers, Inc., 1155 Valley Street, Suite 400, Seattle, WA 98109, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material if and when they become available before making any voting or investment decisions with respect to the merger.

Public Storage and Shurgard and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Public Storage and Shurgard in connection with the merger. Information about Public Storage and its directors and executive officers, and their ownership of Public Storage securities, is set forth in the proxy statement for Public Storage 2005 Annual Meeting of Shareholders, which was filed with the SEC on April 7, 2005. Information about Shurgard and its directors and executive officers, and their ownership of Shurgard securities, is set forth in the proxy statement for the 2005 Annual Meeting of Shareholders of Shurgard, which was filed with the SEC on April 7, 2005. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of
Section 10 of the Securities Act of 1933, as amended.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

  Exhibits

    The following exhibits are filed herewith:

EXHIBIT
NO.           DESCRIPTION OF EXHIBIT

2.1 Merger Agreement, dated as of March 6, 2006, by and among Shurgard Storage Centers, Inc., ASKL Sub LLC and Public Storage, Inc.

10.1          Voting Agreement, dated as of March 6, 2006, by and among Charles
              K. Barbo and Public Storage, Inc.

99.1          Joint Press Release, dated March 7, 2006, of Public Storage, Inc.
              and Shurgard Storage Centers, Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PUBLIC STORAGE, INC.

Dated: March 7, 2006                   By:  /s/ Stephanie Heim
                                            ----------------------------------

                                             Name: Stephanie Heim
                                             Title: Vice President

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                                  EXHIBIT INDEX

EXHIBIT
NO.           DESCRIPTION OF EXHIBIT

2.1 Merger Agreement, dated as of March 6, 2006, by and among Shurgard Storage Centers, Inc., ASKL Sub LLC and Public Storage, Inc.

10.1          Voting Agreement, dated as of March 6, 2006, by and among Charles
              K. Barbo and Public Storage, Inc.

99.1          Joint Press Release, dated March 7, 2006, of Public Storage, Inc.
              and Shurgard Storage Centers, Inc.